                                                                    EXHIBIT 99.1

                                   Investor Contact: Teri Miller
                                                     (954) 308-8216
                                                     terilmiller@spherion.com

                                   Media Contact:    Denese Van Dyne
FOR IMMEDIATE RELEASE                                (954) 308-7703
                                                     denesevandyne@spherion.com


            SPHERION ANNOUNCES SECOND QUARTER 2003 FINANCIAL RESULTS


         FORT LAUDERDALE, Fla., July 28, 2003 -- Spherion Corporation (NYSE:
SFN) today announced revenues of $501.9 million and a loss from continuing operations of ($3.3) million or ($0.05) on a per share basis for the quarter ended June 27, 2003. This compares with revenues of $529.7 million in the second quarter 2002, a decline of 5.2 percent year over year, and a loss from continuing operations of ($0.9) million or ($0.01) per share. The Company's net loss for the second quarter 2003 was ($6.5) million or ($0.11) per share. In the second quarter 2002, the Company reported a net loss of ($8.6) million or ($0.14) per share.

         Spherion president and COO Roy Krause commented, "Our results for the second quarter are reflective of slow business activity early in the quarter related to concerns about the impact of war in Iraq on the economy. However, revenue trends within our US staffing operations improved modestly on a week-to-week basis throughout the month of June and the first three weeks of July. This, combined with continued strength in our professional recruiting business, makes us cautiously optimistic about sequential recruitment revenue growth in the third quarter. I am pleased with the commitment of our team members at all levels to accelerate Spherion's return to profitable revenue growth."

         For the six month period ended June 27, 2003, revenues were $986.5 million compared to $1,061.0 million in the same period last year. The loss from continuing operations for the year to date period was ($7.5) million or ($0.13) per share in 2003 and ($3.0) million or ($0.05) per share in 2002. The net loss for the first six months of 2003 and 2002, including discontinued operations and the cumulative effect of a change in accounting principle, was ($11.3) million and ($627.8) million, respectively. The net loss per share for the six-month periods was ($0.19) in 2003 and ($10.58) in 2002.

OTHER ITEMS

         The net loss from discontinued operations includes tax expense of $3.2 million, attributable to a change in tax estimates resulting from the sale of the Company's technology consulting business in The Netherlands, in the second quarter.

         In July, the Company entered into a new four-year credit facility, secured by accounts receivable, which replaces the existing 364-day working capital facility. The new facility allows the Company to borrow up to $200 million against eligible accounts receivable, increasing the Company's ability to fund working capital requirements over the longer-term.

         Effective with the start of the third quarter 2003, the Company successfully implemented the financial phase of its new enterprise-wide information system. Upon completion, the system will provide a fully integrated, web-enabled technology platform across all of the Company's business lines. In addition, the Company identified incremental cost reduction opportunities by centralizing business support functions. The Company anticipates that this technology investment and the standardization of business processes will significantly enhance productivity and reduce operating expenses in future periods. As a result of both of these efforts, the Company will incur restructuring costs, principally severance, over the next several quarters to realize these benefits.

OUTLOOK

         Krause commented, "Profitable revenue growth remains our highest priority. Our guidance for the third quarter assumes continued modest improvement in our recruiting operations, ongoing stability in our technology segment, partially offset by continued weakness in our outsourcing and outplacement businesses."

         He added, "I am confident that we will continue to make solid progress on our internal technology and infrastructure initiatives. Based on current trends, I anticipate our loss per share, including restructuring costs, will be roughly in the same range as the second quarter."

         The Company currently anticipates revenue for the third quarter 2003 to be between $505 and $525 million and results from continuing operations to be between ($0.02) and ($0.07) per share. This guidance includes a pre-tax charge of approximately $3 million for the restructuring actions expected during the third quarter and assumes a 30% effective tax rate.

         Spherion Corporation provides recruitment, technology and outsourcing services. Founded in 1946, with operations in North America, Central America, Europe and Asia/Pacific, Spherion helps companies efficiently plan, acquire and optimize talent to improve their bottom line. Visit the Company's Web site at WWW.SPHERION.COM.

         THIS RELEASE CONTAINS STATEMENTS THAT ARE FORWARD LOOKING IN NATURE AND, ACCORDINGLY, ARE SUBJECT TO RISKS AND UNCERTAINTIES. FACTORS THAT COULD CAUSE FUTURE RESULTS TO DIFFER FROM CURRENT EXPECTATIONS INCLUDE RISKS ASSOCIATED WITH: COMPETITION - OUR BUSINESS OPERATES IN HIGHLY COMPETITIVE MARKETS WITH LOW BARRIERS TO ENTRY; ECONOMIC CONDITIONS - A SIGNIFICANT ECONOMIC DOWNTURN COULD RESULT IN OUR CLIENTS USING FEWER FLEXIBLE EMPLOYEES OR THE LOSS OR BANKRUPTCY OF A SIGNIFICANT CLIENT COULD MATERIALLY ADVERSELY AFFECT OUR BUSINESS RESULTS; CHANGING MARKET CONDITIONS - OUR BUSINESS IS DEPENDENT UPON THE AVAILABILITY OF QUALIFIED PERSONNEL; CORPORATE STRATEGY - WE MAY NOT ACHIEVE THE INTENDED EFFECT OF OUR BUSINESS STRATEGY; TECHNOLOGY DEMAND - LACK OF CLIENT INVESTMENTS IN NEW TECHNOLOGY MAY RESULT IN REDUCED DEMAND FOR OUR TECHNOLOGY SERVICES; TECHNOLOGY INVESTMENTS - OUR INVESTMENT IN TECHNOLOGY INITIATIVES MAY NOT YIELD THEIR INTENDED RESULTS; TAX FILINGS - REGULATORY CHALLENGES TO OUR TAX FILING POSITIONS COULD RESULT IN ADDITIONAL TAXES; CREDIT RATING - FURTHER REDUCTION IN THE COMPANY'S CREDIT RATING MAY AFFECT OUR ABILITY TO BORROW AND INCREASE FUTURE BORROWING COSTS; LITIGATION - WE ARE A DEFENDANT IN A VARIETY OF LITIGATION AND OTHER ACTIONS FROM TIME TO TIME AND WE MAY BE EXPOSED TO EMPLOYMENT-RELATED CLAIMS AND COSTS; OTHER - GOVERNMENT REGULATION MAY INCREASE OUR COSTS; BUSINESS RISKS ASSOCIATED WITH INTERNATIONAL OPERATIONS COULD MAKE THOSE OPERATIONS MORE COSTLY; FAILURE OR INABILITY TO COMPLETE OUR OUTSOURCING PROJECTS COULD RESULT IN DAMAGE TO OUR REPUTATION AND GIVE RISE TO LEGAL CLAIMS; MANAGING OR INTEGRATING ANY FUTURE ACQUISITIONS MAY STRAIN OUR RESOURCES, AND CERTAIN CONTRACTS CONTAIN TERMINATION PROVISIONS AND PRICING RISKS. THESE AND ADDITIONAL FACTORS DISCUSSED IN THIS RELEASE AND IN SPHERION'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY PROJECTIONS CONTAINED IN THIS RELEASE.

                      SPHERION CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
           (unaudited, amounts in thousands, except per share amounts)


                                                                            Three Months Ended
                                                                        -----------------------------
                                                                         June 27,            June 28,
                                                                          2003                 2002
                                                                        ---------           ---------
Revenues (1)                                                            $ 501,901           $ 529,702
Cost of services                                                          382,380             395,463
                                                                        ---------           ---------
   Gross profit                                                           119,521             134,239
                                                                        ---------           ---------

Selling, general and administrative expenses                              113,999             115,960
Licensee commissions                                                       11,096              12,361
Amortization of intangibles                                                   112                  78
Interest expense                                                            1,652               3,273
Interest and other income (3)                                              (2,009)             (1,536)
Restructuring, asset impairments and other charges                           (476)              5,165
                                                                        ---------           ---------
                                                                          124,374             135,301
                                                                        ---------           ---------

Loss from continuing operations before income taxes and
   discontinued operations                                                 (4,853)             (1,062)
Income tax benefit                                                         (1,588)               (172)
                                                                        ---------           ---------

Loss from continuing operations before discontinued operations             (3,265)               (890)
                                                                        ---------           ---------

Discontinued operations:
   Loss from discontinued operations (2)                                       (8)            (13,089)
   Income tax expense (benefit)                                             3,225              (5,426)
                                                                        ---------           ---------
   Loss from discontinued operations                                       (3,233)             (7,663)
                                                                        ---------           ---------

   Net loss                                                                (6,498)             (8,553)
                                                                        =========           =========


Loss per share-Basic and Diluted:
   Loss from continuing operations before discontinued operations       $   (0.05)          $   (0.01)
   Loss from discontinued operations                                        (0.05)              (0.13)
                                                                        ---------           ---------
                                                                        $   (0.11)          $   (0.14)
                                                                        =========           =========

Weighted average shares used in computation of loss per share:
   Basic                                                                   59,819              59,432
   Diluted                                                                 59,819              59,432


-----------

(1) Includes sales of all company-owned and licensed offices and royalties on sales of franchised offices.

(2)  Includes a pre-tax loss on disposal of $7,255 in 2002.

(3) Includes gain from the repurchase of convertible subordinated notes of $313 in 2003.

                      SPHERION CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
           (unaudited, amounts in thousands, except per share amounts)


                                                                                       Six Months Ended
                                                                                -------------------------------
                                                                                 June 27,             June 28,
                                                                                   2003                2002
                                                                                ---------           -----------
Revenues (1)                                                                    $ 986,474           $ 1,060,950
Cost of services                                                                  752,658               798,266
                                                                                ---------           -----------
   Gross profit                                                                   233,816               262,684
                                                                                ---------           -----------

Selling, general and administrative expenses                                      223,807               234,954
Licensee commissions                                                               21,800                23,541
Amortization of intangibles                                                           219                   139
Interest expense                                                                    3,068                 6,401
Interest and other income (3)                                                      (3,469)               (2,947)
Restructuring, asset impairments and other charges                                   (476)                5,165
                                                                                ---------           -----------
                                                                                  244,949               267,253
                                                                                ---------           -----------

Loss from continuing operations before income taxes, discontinued
   operations and cumulative effect of change in accounting principle             (11,133)               (4,569)
Income tax benefit                                                                 (3,660)               (1,607)
                                                                                ---------           -----------

Loss from continuing operations before discontinued operations and
   cumulative effect of change in accounting principle                             (7,473)               (2,962)
                                                                                ---------           -----------

Discontinued operations:
   Loss from discontinued operations (2)                                             (886)              (15,520)
   Income tax expense (benefit)                                                     2,922                (6,217)
                                                                                ---------           -----------
   Net loss from discontinued operations                                           (3,808)               (9,303)
                                                                                ---------           -----------

Loss before cumulative effect of change in accounting principle                   (11,281)              (12,265)

Cumulative effect of change in accounting principle, net of income tax
   benefit of $76,012 in 2002                                                          --              (615,563)
                                                                                ---------           -----------

   Net loss                                                                     $ (11,281)          $  (627,828)
                                                                                =========           ===========

Loss per share-Basic and Diluted:
   Loss from continuing operations before discontinued operations and
      cumulative effect of change in accounting principle                       $   (0.13)          $     (0.05)
   Loss from discontinued operations                                                (0.06)                (0.16)
   Cumulative effect of change in accounting principle                                 --                (10.38)
                                                                                ---------           -----------
                                                                                $   (0.19)          $    (10.58)
                                                                                =========           ===========

Weighted average shares used in computation of loss per share:
   Basic                                                                           59,758                59,328
   Diluted                                                                         59,758                59,328


-------------
(1) Includes sales of all company-owned and licensed offices and royalties on sales of franchised offices.

(2) Includes a pre-tax loss on disposal of $1,058 and $7,255 in 2003 and 2002, respectively.

(3) Includes gain from the repurchase of convertible subordinated notes of $313 in 2003.

                      SPHERION CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
              (unaudited, amounts in thousands, except share data)



                                                                                    June 27,          December 27,
                                                                                     2003                 2002
                                                                                   ---------           ---------
                                      ASSETS

Current Assets:
   Cash and cash equivalents                                                       $  89,729           $  65,456
   Receivables, less allowance for doubtful accounts of $4,691 and $6,760            295,049             284,675
   Deferred tax asset                                                                 19,471              19,897
   Income tax receivable                                                              27,669              90,788
   Insurance deposit                                                                  27,202              26,808
   Other current assets                                                               19,011              16,341
   Assets of discontinued operations                                                      --              11,000
                                                                                   ---------           ---------
     Total current assets                                                            478,131             514,965
Goodwill and other intangible assets, net                                             49,034              31,790
Property and equipment, net                                                          124,843              94,520
Deferred tax asset                                                                   138,668             134,971
Insurance deposit                                                                     51,444              61,892
Other assets                                                                          27,603              25,557
                                                                                   ---------           ---------
                                                                                   $ 869,723           $ 863,695
                                                                                   =========           =========



                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Current portion of long-term debt                                               $   5,182           $   5,419
   Accrued restructuring                                                               4,122               5,938
   Accounts payable and other accrued expenses                                       106,053              88,751
   Accrued salaries, wages and payroll taxes                                          67,273              72,820
   Accrued insurance and other current liabilities                                    35,374              40,738
   Liabilities of discontinued operations                                                 --               8,316
                                                                                   ---------           ---------
     Total current liabilities                                                       218,004             221,982
Long-term debt, net of current portion                                                 8,336               8,535
Convertible subordinated notes                                                        89,763              96,715
Accrued insurance                                                                     44,016              45,935
Accrued income tax payable                                                            80,244              67,619
Deferred compensation and other long-term liabilities                                 23,119              18,896
                                                                                   ---------           ---------
     Total liabilities                                                               463,482             459,682
                                                                                   ---------           ---------
Stockholders' Equity:
   Preferred stock, par value $.01 per share; authorized,
      2,500,000 shares; none issued or outstanding                                        --                  --
   Common stock, par value $.01 per share; authorized,
      200,000,000; issued 65,341,609 shares                                              653                 653
   Treasury stock, at cost, 5,885,082 and 6,376,964 shares, respectively             (60,838)            (66,860)
   Additional paid-in capital                                                        855,504             859,551
   Accumulated deficit                                                              (399,968)           (388,687)
   Accumulated other comprehensive income (loss)                                      10,890                (644)
                                                                                   ---------           ---------
     Total stockholders' equity                                                      406,241             404,013
                                                                                   ---------           ---------
                                                                                   $ 869,723           $ 863,695
                                                                                   =========           =========


                      SPHERION CORPORATION AND SUBSIDIARIES
                               SEGMENT INFORMATION
                            (unaudited, in thousands)


                                                             Three Months Ended                     Six Months Ended
                                              ------------------------------------------------   ------------------------------
                                              June 27, 2003    June 28, 2002    March 28, 2003   June 27, 2003    June 28, 2002
                                              -------------    -------------    --------------   -------------    -------------

REVENUES:
    Recruitment                                 $ 357,977        $ 358,062        $ 333,722        $ 691,699        $   714,725
    Technology                                     71,699           88,696           72,922          144,621            178,803
    Outsourcing                                    72,225           82,944           77,929          150,154            167,422
                                                ---------        ---------        ---------        ---------        -----------
       Segment revenue                            501,901          529,702          484,573          986,474          1,060,950
                                                =========        =========        =========        =========        ===========

GROSS PROFIT:
    Recruitment                                 $  85,386        $  85,859        $  75,812        $ 161,198        $   167,529
    Technology                                     19,062           26,921           18,872           37,934             51,956
    Outsourcing                                    15,073           21,459           19,611           34,684             43,199
                                                ---------        ---------        ---------        ---------        -----------
       Segment gross profit                       119,521          134,239          114,295          233,816            262,684
                                                =========        =========        =========        =========        ===========

SEGMENT OPERATING PROFIT:
    Recruitment                                 $     215        $   3,589        $  (2,717)       $  (2,502)       $     3,833
    Technology                                      1,209            3,577             (452)             757              3,438
    Outsourcing                                     1,591            5,498            4,287            5,878              9,334
                                                ---------        ---------        ---------        ---------        -----------
       Segment operating profit                     3,015           12,664            1,118            4,133             16,605

    Unallocated central costs                      (8,589)          (6,746)          (7,335)         (15,924)           (12,416)
    Amortization expense                             (112)             (78)            (107)            (219)              (139)
    Interest expense                               (1,652)          (3,273)          (1,416)          (3,068)            (6,401)
    Interest and other income                       2,009            1,536            1,460            3,469              2,947
    Restructuring, asset impairments
      and other charges                               476           (5,165)              --              476             (5,165)
                                                ---------        ---------        ---------        ---------        -----------

    Loss from continuing operations before
      income taxes, discontinued
      operations and cumulative effect
      of change in accounting principle         $  (4,853)       $  (1,062)       $  (6,280)       $ (11,133)       $    (4,569)
                                                =========        =========        =========        =========        ===========

MEMO:

Gross profit margin:
    Recruitment                                      23.9%            24.0%            22.7%            23.3%              23.4%
    Technology                                       26.6%            30.4%            25.9%            26.2%              29.1%
    Outsourcing                                      20.9%            25.9%            25.2%            23.1%              25.8%
       Total Spherion                                23.8%            25.3%            23.6%            23.7%              24.8%

Segment operating profit margin:
    Recruitment                                       0.1%             1.0%           -0.8%            -0.4%                0.5%
    Technology                                        1.7%             4.0%           -0.6%              0.5%               1.9%
    Outsourcing                                       2.2%             6.6%             5.5%             3.9%               5.6%
       Total Spherion                                 0.6%             2.4%             0.2%             0.4%               1.6%


Supplemental Cash Flow Information:
    Operating cash flow                         $  (1,520)       $   6,211        $  79,694        $  78,174        $    40,474
    Capital expenditures                        $  25,199        $   6,990        $  16,216        $  41,415        $    18,548
    Depreciation and amortization               $   7,033        $   7,457        $   6,796        $  13,829        $    14,611
    DSO                                                54               51               52               54                 51
